NELSON SELECT ETF

Ticker Symbol: NELS

Primary Listing Exchange for the Fund: CBOE BZX Exchange, Inc.

SUMMARY PROSPECTUS

August 20, 2025

Advised by:

Collaborative Fund Advisors, LLC

500 Damonte Ranch Pkwy
Building 700, Unit 700
Reno, NV 89521

1-877-694-3532

www.nelsonselectetf.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, dated August 20, 2025, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.nelsonselectetf.com or by calling 1-877-694-3532. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Investment Objectives: The Nelson Select ETF (the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.62%
Acquired Fund Fees and Expenses(2)	0.20%
Total Annual Fund Operating Expenses	1.81%
Fee Waiver and Reimbursement (3)	0.12%
Total Annual Fund Operating Expenses After Fee Waiver	1.69%

(1) Other expenses are estimated for the current fiscal year.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3) Collaborative Fund Advisors, LLC (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least through May 16, 2027 to ensure that Net Annual Fund Operating Expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) portfolio transaction and other investment-related costs (including brokerage fees and commissions), (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii)_extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.49%. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recoupment. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. This expense limitation agreement may be terminated at any time, by the Trust’s Board of Trustees (the “Board”) upon sixty days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s operating expense limitation agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$172	$560

PORTFOLIO TURNOVER: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may adversely affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in a combination of equity securities and ETFs (“Underlying Funds”) representing a broad range of asset classes. The Underlying Funds in which the Fund invests each primarily invest in (1) equities, including American Depositary Receipts (“ADRs”), (2) U.S. fixed income securities, including U.S. Treasuries, preferred stocks and investment-grade corporate bonds, (3) real estate investment trusts, (4) master-limited partnerships, (5) agency and mortgage-backed securities, and (6) equity and index options and index futures.

Underlying Funds that invest in equity securities may do so without regard to market capitalization and may invest in ADRs. Fixed income Underlying Funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. When the Adviser seeks to provide the Fund with more diverse exposure to a particular sector, the Fund may invest in an Underlying Fund, rather than directly in equity securities. The Fund may invest in individual equity securities without regard to capitalization and individual bonds from issuers of any credit quality or maturity, including high yield or “junk” bonds. The Fund may invest in emerging markets. The Adviser considers an emerging market country to include any country that is (1) generally recognized to be an emerging market country by the international financial community, including the World Bank; (2) classified by the United Nations as a developing country; or (3) included in the MSCI Emerging Markets Index.

The Fund’s Adviser invests the Fund’s assets in accordance with the following ranges:

Equity Securities	30% to 100%
Fixed Income Securities	0% to 30%
Cash/MMF	0% to 100%

The Adviser utilizes rules-based, quantitative systems combined with discretionary analysis to measure market risk and selects the underlying assets to buy and sell for the Fund. The Adviser combines the above quantitative approach with subjective decisions in part driven from years of experience in portfolio management and asset allocation. The Adviser may overrule the quantitative process in an effort to increase returns or limit losses. This includes but is not limited to income statement and balance sheet analysis, outside analyst research, conversations with industry analysts and portfolio managers and or direct conversations with management of securities of interest.

The Fund may also directly engage in options strategies. The option strategies to be used by the Fund include covered calls, call spreads, put spreads, protective puts and cash secured naked puts on equities and stock indices.

The Fund may engage in frequent trading of its portfolio, resulting in a higher portfolio turnover rate.

PRINCIPAL RISKS: As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the assets could cause the Fund to lose value or its results lag relevant benchmarks or other funds with similar objectives.

Asset-Backed and Mortgage-Backed Securities Risk. When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Corporate Bond Risk. Corporate bonds are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

Futures Risk. Investment in futures contracts involves leverage which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectations and may not produce the desired results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index or reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they may be based. The Adviser’s use of futures for hedging purposes may not work as intended, resulting in losses for the Fund. The use of futures for hedging purposes may also limit potential gains for the Fund when compared to unhedged funds.

Investments in futures contracts are subject to the volatility of the markets in which they trade. Prices of commodities, currencies, and financial instruments can fluctuate widely due to factors like changes in interest rates, exchange rates, government policies, and supply and demand dynamics. The futures markets are subject to comprehensive regulation. Changes in regulations or their enforcement could impact the strategies used by managed futures ETFs, potentially affecting performance. Managed futures strategies depend on a range of operational processes, including order execution, settlement, and clearing. Failures in these processes can result in unexpected losses.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. There may be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on Public Company Accounting Oversight Board inspection, investigation and enforcement), which could cause errors in the implementation of the Fund’s investment strategy.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the shares and the Fund’s NAV.

Exchange Traded Funds Risk. The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds. Each other ETF is subject to specific risks, depending on the nature of the ETF.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by an American Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Current conditions have resulted in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by an American Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

Below Investment Grade Securities Risk. Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are higher risk, which may result in loss of income and principal.

Foreign Risk. Investing in notes of foreign issuers involves risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities market.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, trade barriers, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Master-Limited Partnership (MLP) Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Money Market Risk. The Fund’s investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio manager to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Lastly, the trading of options is subject to transaction costs that may impact the Fund’s returns.

Portfolio Turnover Risk. The Fund may turn over its portfolio investments for a variety of reasons, including for asset allocation rebalances, temporary defensive positions, dividend capture strategies, or short-term trading strategies. Investments may be sold when, in the opinion of the Adviser, investment considerations warrant such action, without regard to the length of time held. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in derivatives, may have the effect of increasing the Fund’s annual rate of portfolio turnover. If investments are not held for the applicable holding periods, dividends paid on them will not qualify for advantageous U.S. federal tax rates.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Real Estate Investment Trust (REIT) Risk. The value of securities issued by a REIT may be affected by changes in the value of the underlying property owned by the REITs and the value of mortgage REITs may be affected by the quality of loan assets. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance: Since the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Collaborative Fund Advisors, LLC

Investment Sub-Adviser: Retireful, LLC

Portfolio Manager: David Nelson has served as a portfolio manager since its inception in October 2025.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on CBOE BZX Exchange, Inc. (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. If you are investing through a tax free plan, you will be taxed upon withdrawal from your account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.